                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               EDT LEARNING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
(5) Total fee paid:

    ----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

    ----------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------
     (3) Filing Party:

    ----------------------------------------------------------------------------
     (4) Date Filed:

    ----------------------------------------------------------------------------

                              [EDT LEARNING LOGO]

                       2999 NORTH 44TH STREET, SUITE, 650
                             PHOENIX, ARIZONA 85018

                                                               December 30, 2003


TO THE STOCKHOLDERS OF EDT LEARNING, INC.

You are cordially invited to attend a special meeting of stockholders of EDT Learning, Inc. (the "Company"), to be held on February 5, 2004, at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018.

At this Special Meeting of Stockholders you will be asked to consider and vote upon a proposal to approve the Certificate of Amendment to the Company's Restated Certificate of Incorporation that will increase the number of shares of common stock that the Company will have authority to issue from Forty Million (40,000,000) to One Hundred Million (100,000,000) shares and change the name of the Company to "iLinc Communications, Inc."

The Company is proposing an increase in the number of authorized shares of its common stock to provide it needed flexibility with regard to possible issuances of common stock in connection with potential acquisitions, issuances of stock options, issuances to finance working capital needs and other corporate purposes. The failure to approve the proposal to increase the number of authorized shares will limit the Company's ability to finance its working capital needs and may prevent the Company from executing business activities and initiatives.

The Company is proposing to change its name from EDT Learning, Inc. to "iLinc Communications, Inc." to more accurately reflect its focus on the sale of its award winning suite of web conferencing software called iLinc. With the broadening of our product offering to include audio conferencing, video conferencing and other forms of Web-based communication services, changing the Company's name is intended to provide brand identification for customers, resellers and investors alike.

THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL. All shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no specification is made, proxies will be voted for approval of the proposal. The affirmative vote of a majority of the outstanding shares of common stock of the Company is required to approve the proposal. Detailed information concerning the proposal is set forth in the attached proxy statement which we urge you to read carefully.

YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF YOUR PROXY IS MAILED IN THE UNITED STATES. IF YOU RECEIVED A PROXY CARD WITH A WEB SITE ADDRESS AND VOTING CODES, WE URGE TO VOTE ON THE INTERNET AT THE WEB SITE INDICATED IN THE MATERIALS (FOR EXAMPLE, HTTP://WWW.PROXYVOTE.COM) OR TELEPHONICALLY TO ENSURE THAT YOUR VOTE IS RECORDED WITHOUT MAIL DELAYS.

If you attend the Meeting having already returned the proxy, you may withdraw your proxy and vote your shares in person. Your vote is important so please take the time to vote.

                                                Sincerely,

                                                /s/ James M. Powers, Jr.

                                                James M. Powers, Jr.
                                                Chairman of the Board
                                                and Chief Executive Officer

                               EDT LEARNING, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                           -------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 5, 2004

                           -------------------------


TO OUR STOCKHOLDERS:

A special meeting of the stockholders of EDT Learning, Inc., a Delaware corporation (the "Company"), will be held on February 5, 2004 at 9:00 a.m., local time, at the Company's offices, 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, for the following purposes:

     (1) To approve a Certificate of Amendment to the Company's Restated Certificate of Incorporation that will:

         a. increase the number of authorized shares of common stock, par value $0.001 per share, that the Company will have authority to issue from Forty Million (40,000,000) shares to One Hundred Million (100,000,000) shares, and

         b. change the name of the Company to "iLinc Communications, Inc."; and,

     (2) To consider such other matters as may properly come before the Meeting and at any and all adjournments thereof.

Only stockholders of record at the close of business on December 18, 2003 are entitled to notice of and to vote at the special meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   s/ James M. Powers, Jr.
                                   ------------------------------------------
                                   Name: James M. Powers, Jr.
                                   Title: Chairman of the Board and Chief
                                          Executive Officer

Phoenix, Arizona
December 30, 2003

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. NO POSTAGE IS REQUIRED IF YOUR PROXY IS MAILED IN THE UNITED STATES. IF YOU RECEIVED A PROXY CARD WITH A WEB SITE ADDRESS AND VOTING CODES, WE URGE TO VOTE ON THE INTERNET AT THE WEB SITE INDICATED IN THE MATERIALS (FOR EXAMPLE, HTTP://WWW.PROXYVOTE.COM) OR TELEPHONICALLY TO ENSURE THAT YOUR VOTE IS RECORDED WITHOUT MAIL DELAYS. RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               EDT LEARNING, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                             PHOENIX, ARIZONA 85018

                                 PROXY STATEMENT

                           -------------------------

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of EDT Learning, Inc., (the "Company"), for use at a special meeting of stockholders to be held at 9:00 a.m., local time, on February 5, 2004, at 2999 North 44th Street, Suite 650, Phoenix, Arizona 85018, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the stockholders of the Company on or about December 30, 2003.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

All voting rights are vested exclusively in the holders of the Company's common stock, par value $0.001 per share. Each share of the Company's common stock is entitled to one vote. Holders of a majority of shares entitled to vote at the special meeting, when present in person or by proxy constitute a quorum. On December 18, 2003, the Record Date for stockholders entitled to vote at the special meeting, 17,238,618 shares of the Company's common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned prior to the special meeting in the enclosed envelope either to Continental Stock Transfer & Trust Company, Proxy Department, 17 Battery Place FL 8, New York, New York 10004 or the Company at 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018. If you received a proxy card with a web site address and voting codes, you may vote on the Internet at the web site indicated in the materials (for example, http://www.proxyvote.com) to ensure that your vote is recorded without mail delays.

The Company's common stock represented by each effective proxy will be voted at the special meeting in accordance with the instruction on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR approval of the Certificate of Amendment of the Company's Restated Certificate of Incorporation (the "Amendment") that will (i) increase the number of authorized shares of common stock, par value $0.001 per share, that the Company will have authority to issue from Forty Million (40,000,000) shares to One Hundred Million (100,000,000) shares and (ii) change the name of the Company to "iLinc Communications, Inc."; and, as to any other matters of business which properly come before the special meeting, by the named proxies at their discretion.

Any stockholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company, by voting in person at the special meeting or by filing at the special meeting a later executed proxy.

Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. With respect to any other matter which may properly come before the special meeting, unless a greater number of votes is required by law or by the Company's Restated Certificate of Incorporation, assuming a quorum is present, a matter will be approved by the stockholders if the votes cast in favor of the matter exceed the votes cast in opposition.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum only. Therefore, broker non-votes and abstentions will have the same effect as a vote against the proposal to approve the Amendment. For purposes of determining the outcome of any other matter which properly may come before the special meeting, abstentions and broker non-votes will not be considered as votes cast for the matter.

The Company will pay the cost of soliciting proxies in the accompanying form. The Company has retained the services of Continental Stock Transfer & Trust Company to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, proxies may be solicited by officers and other regular employees of the Company by telephone, telegraph or by personal interview for which employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

                                  PROPOSAL ONE

APPROVAL OF A CERTIFICATE OF AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
 INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND
                         CHANGE THE NAME OF THE COMPANY

On December 8, 2003, the Company's Board of Directors unanimously adopted a resolution approving an amendment to the Company's Restated Certificate of Incorporation that would (i) increase the number of authorized shares of common stock, par value $0.001 per share, that the Company will have authority to issue from Forty Million (40,000,000) shares to One Hundred Million (100,000,000) shares and (ii) change the name of the Company to "iLinc Communications, Inc." (the "Amendment").

THE BOARD OF DIRECTORS HAS DETERMINED THAT THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

A form of the authorized Amendment is attached to this Proxy Statement as Exhibit A. The additional 60,000,000 shares of common stock authorized by Amendment, if and when issued, will have the same rights and privileges as the shares of common stock presently issued and outstanding. Each holder of common stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The common stock does not have cumulative voting rights. The holders of common stock share ratably on a per share basis in any dividends when, as and if declared by the Board of Directors out of funds legally available therefor and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the Company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the common stock.

PURPOSES AND CERTAIN POSSIBLE EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Restated Certificate of Incorporation, as amended to date, currently authorizes the Company to issue up to 40,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. As of the Record Date the Company had outstanding 17,238,618 shares of common stock and 150,000 shares of preferred stock. At that date, there were an additional 22,439,000 shares of common stock reserved for possible future issuances leaving the Company only 323,000 shares of common stock available for issuance. The need to reserve common stock for future issuances arose primarily from the issuance of convertible notes and preferred stock and related warrants by the Company that provided $7.275 Million in gross proceeds. The total shares of common stock that have been reserved for issuance fall into the following categories:

         o Issued and outstanding stock options to purchase common shares totaling approximately 2,086,000;
         o Issued and outstanding warrants to purchase common shares totaling approximately 7,397,664;
         o Issued and outstanding warrants to purchase $577,500 of convertible redeemable subordinated notes with detachable warrants for 577,500 common shares, all of which are exercisable for or convertible into an aggregate 1,155,000 common shares;
         o Issued and outstanding warrants to purchase 15,000 shares of convertible preferred stock with detachable warrants for 75,500 common shares, all of which are exercisable for or convertible into a potential aggregate 575,000 common shares;
         o A restricted stock grant representing shares of common stock totaling approximately 450,000; and
         o Shares issuable upon the conversion of convertible redeemable subordinated notes and preferred stock totaling a potential aggregate of 10,775,000 common shares.

The Company has little flexibility to issue additional shares of common stock since currently only 323,000 shares of common stock are available for issuance. The Board of Directors believes that the increase in the number of authorized shares of common stock at this time will provide the Company with needed flexibility to execute its business plan by providing an adequate number of authorized but unissued shares of common stock available to facilitate potential acquisitions, business combinations, stock dividends, stock options, stock splits, recapitalizations, equity financings and other general corporate purposes, without the expense or delay attendant in seeking stockholder approval at any special or annual meeting (except as may be required by law or by the American Stock Exchange rules).

The failure to approve the proposal may limit the Company's ability to finance its working capital needs and may prevent the Company from executing business activities and initiatives proposed by management and approved by the Board of Directors. If this proposal is approved, prior to any issuance of equity securities, the Board of Directors will consider factors including, among others, management's proposed initiative, the then current market price of the common stock, the proposed offering price of the equity securities, the potential dilution to Company stockholders, the working capital needs of the Company, and the terms and availability of alternative sources of financing. The Company currently has no arrangements or understandings for the issuance of the additional shares of common stock that would be authorized by the proposed Amendment. The approval of the proposed Amendment and the filing of the Amendment to authorize additional shares will not affect the rights of existing holders of common stock. However, the actual issuance of additional common stock by the Company would reduce each existing stockholder's proportionate ownership of the Company's equity.

Although it is not the purpose of the proposed Amendment, the authorized but unissued shares of common stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company. If the proposed Amendment is approved, it will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

PURPOSES OF CHANGING THE NAME OF THE COMPANY

The Company is proposing to change its name from EDT Learning, Inc. to "iLinc Communications, Inc." to more accurately reflect its current business model and the scope of its business offering. The Company currently is focused on the sale of its award winning web conferencing, virtual classroom and web collaboration software called iLinc. The Company intends to broaden its offering to include audio conferencing, video conferencing and other forms of Web-based real-time multimedia collaboration and communication services. Changing the Company's name to reflect its focus and expanded product offering also is intended to provide brand identification for customers, resellers and investors alike. In addition to the name change the Company will be changing its stock ticker symbol to "ILC."

The Board of Directors unanimously approved the adoption of the Certificate of Amendment to the Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

The approval of the Certificate of Amendment to the Company's Restated Certificate of Incorporation that will increase the number of authorized shares of common stock from Forty Million (40,000,000) to One Hundred Million (100,000,000) shares and change the name of the Company to "iLinc
Communications, Inc." must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table shows, as of December 18, 2003, the "beneficial ownership" of the common stock of (i) each director, (ii) each executive officer, (iii) all executive officers and directors of the Company as a group and (iv) each person who owns more than 5% of the outstanding common stock. Except as otherwise indicated, the address of each person in the table is c/o EDT Learning, Inc., 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018.

                                                             PERCENT(1)        NUMBER   NOTE
                                                             ----------        ------   ----
James M. Powers, Jr.                                              7.4%        1,346,411 (2)
Preston A. Zuckerman                                              8.8%        1,522,769 (3)
James L. Dunn, Jr.                                                1.0%          173,654 (4)
Brian L. Berry                                                       *           23,983 (5)
George M. Siegel                                                  1.0%          166,680 (6)
James H. Collins                                                  1.0%          105,000 (7)
Daniel T. Robinson, Jr.                                              *           80,386 (8)
Barry Blank                                                      12.9%        2,517,900 (9)
Renaissance Capital Growth and Income Fund III, Inc.              5.7%        1,031,600 (10, 11, 12)
Renaissance U.S. Growth and Income Trust PLC                      8.0%        1,500,000 (10, 11, 12, 13)
BFS US Special Opportunities Trust PLC                           10.3%        1,950,000 (10, 11, 12, 14)

(ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP - 7)            18.3%
_______________

*     Less than 1%.
(1) Calculations are made in accordance with Rule 13d-3 under the Securities Exchange Act, as amended. In determining the percent of outstanding common stock owned by a person, (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 17,238,618 shares in the aggregate of common stock outstanding on December 18, 2003 and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.
(2) Includes 404,948 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003. Includes a Restricted Stock Award for 450,000 shares acquired as a part of a stock grant under the 1997 Stock Compensation Plan. The Award has a term of ten years and provides for vesting of 150,000 of those shares if the Company's stock price exceeds $4.50 per share, 150,000 if the Company's stock price exceeds $8.50 per share, and the remaining 150,000 if the Company's stock price exceeds $12.50 per share. Also includes a total of 100,000 shares that may be issued on exercise of warrants or conversion of convertible notes held by Mr. Powers and an IRA for the benefit of Mr. Powers' wife, each received in our March 2002 private placement.
(3) Includes 21,483 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003 and 25,000 shares that may be issued on exercise of warrants and 100,000 shares that may be issued upon conversion of preferred stock each received in our September 2003 private placement.
(4) Includes 120,629 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003.
(5) Includes 23,983 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003.
(6) Includes 45,000 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003.
(7) Includes 45,000 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003 and a total of 50,000 shares that may be issued on exercise of warrants and conversion of a convertible note held for the benefit of his daughter, each received in our March 2002 private placement.
(8) Includes 46,171 shares that may be acquired upon the exercise of stock options that shall vest on or before December 18, 2003 and a total of 25,000 shares that may be issued on exercise of warrants and conversion of a convertible note, each received in our March 2002 private placement.
(9) Mr. Blank is an affiliate of the Placement Agent (which also placed the March 2002 private placement) and his address is c/o Murphy and Durieu, 1661 East Camelback Road, Suite 201, Phoenix, Arizona 86016. Includes 1,000,000 shares that may be issued on exercise of warrants and 1,000,000 shares that may be issued upon conversion of convertible notes. Also includes 190,000 shares that may be issued on exercise of warrants received as commission in his capacity as an affiliate of the Placement Agent for the March 2002 private placement. Does not include an aggregate 200,000 shares that may be issued on exercise of warrants and conversion of convertible notes held by his mother and daughter, with respect to which Mr. Blank disclaims beneficial ownership. Also includes 24,500 shares that may be issued on exercise of warrants and 98,000 shares that may be issued upon conversion of preferred stock received as commission in his capacity as an affiliate of the Placement Agent for the September 2003 private placement
(10) The address of each of these entities is 8080 North Central Expressway, Suite 210-LB 59, Dallas, TX 75206-1857.
(11) Includes 500,000 shares that may be issued on exercise of warrants and 500,000 shares that may be issued upon conversion of convertible notes each received in our March 2002 private placement.
(12) Numbers are based on a Schedule 13D dated March 29, 2002 filed jointly by these entities and other Company documents.
(13) Includes 100,000 shares that may be issued on exercise of warrants and 400,000 shares that may be issued upon conversion of preferred stock each received in our September 2003 private placement.
(14) Includes 150,000 shares that may be issued on exercise of warrants and 600,000 shares that may be issued upon conversion of preferred stock each received in our September 2003 private placement.


                              STOCKHOLDER PROPOSALS

Under the rules of the SEC, Stockholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of stockholders must be received by the Company on or before March 14, 2004 and must comply with Rule 14a-8. A stockholder may bring business before the 2004 annual meeting or may submit nominations for election as a director at that meeting if the stockholder complies with the requirements specified in the Company's bylaws. The requirements include: (i) providing written notice to the Company's principal executive offices at least 90 but not more than 180 days prior to the annual meeting; and (ii) supplying the additional information listed in Article II,
Section 11 of the Company's bylaws (in the case of stockholder proposals) and
Article II, Section 12 of the Company's Bylaws (in the case of director nominations).

                                 OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above that would be presented for consideration at the special meeting. If any other business properly comes before the special meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board.

/s/ James M. Powers, Jr.
---------------------------------
James M. Powers, Jr.
Chairman. President and CEO
Phoenix, Arizona

                               EDT LEARNING, INC.
                        2999 NORTH 44TH STREET, SUITE 650
                                PHOENIX, ARIZONA

                             ----------------------

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 5, 2004

                             ----------------------


The undersigned hereby appoints James M. Powers, Jr. and James L. Dunn, Jr., or either of them, proxies for the undersigned, each with full power of substitution, to vote all shares of common stock of EDT Learning, Inc. which the undersigned is entitled to vote, at the special meeting of stockholders to be held on February 5, 2004 at 9:00 a.m., local time, at the Company's offices, 2999 N. 44th Street, Suite 650, Phoenix, Arizona 85018 and at any and all adjournments thereof for the following purposes:

(1) To approve a Certificate of Amendment to the Company's Restated Certificate of Incorporation that will:
    (a) increase the number of authorized shares of common stock, par value $0.001 per share, that the Company will have authority to issue from Forty Million (40,000,000) shares to One Hundred Million (100,000,000) shares, and
    (b) change the name of the Company to "iLinc Communications, Inc."

[ ]    FOR
[ ]    AGAINST
[ ]    ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

[ ]    FOR
[ ]    AGAINST
[ ]    ABSTAIN

Dated [____________________, 2004]

PLEASE DATE AND SIGN ON REVERSE SIDE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING "FOR" APPROVAL OF THE CERTIFICATE OF AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION THAT WILL INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM FORTY MILLION (40,000,000) TO ONE HUNDRED MILLION (100,000,000) SHARES AND CHANGE THE NAME OF THE COMPANY TO ILINC COMMUNICATIONS, INC. AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.

                                        _______________________
                                                Date

                                  _________________________________
                                   Signature(s) of stockholders(s)

         Please complete, date and sign exactly as your name appears herein. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, PROXY DEPARTMENT, 17 BATTERY PLACE, FL 8, NEW YORK, NEW YORK 10004. IF YOU RECEIVED A PROXY CARD WITH A WEB SITE ADDRESS AND VOTING CODES, YOU MAY VOTE ON THE INTERNET AT THE WEB SITE INDICATED IN THE MATERIALS (FOR EXAMPLE, HTTP://WWW.PROXYVOTE.COM) TO ENSURE THAT YOUR VOTE IS RECORDED WITHOUT MAIL DELAYS. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               EDT LEARNING, INC.


         EDT Learning, Inc. (the "Corporation"), a corporation organized under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), hereby adopts this Certificate of Amendment (this "Certificate of Amendment"), which amends its Restated Certificate of Incorporation (the "Restated Certificate of Incorporation"), as described below, and does hereby further certify that:

         FIRST: The name of the Corporation is EDT Learning, Inc.

         SECOND: The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the amendments to the Restated Certificate of Incorporation as described herein, and the holders of at least a majority of the outstanding stock of the Corporation duly adopted and approved this Certificate of Amendment by vote at the Company's special meeting, and written notice has been given, all in accordance with the provisions of Sections 242 and 228 of the DGCL.

         THIRD: The Article "FIRST" of the Corporation's Restated Certificate of Incorporation is amended to read in its entirety as follows:

                  "FIRST. THE NAME OF THE CORPORATION IS ILINC COMMUNICATIONS, INC."

         FOURTH: The Article "FOURTH" of the Corporation's Restated Certificate of Incorporation is amended to read in its entirety as follows:

                  "FOURTH. THE AGGREGATE NUMBER OF SHARES OF CAPITAL STOCK THAT THE CORPORATION WILL HAVE AUTHORITY TO ISSUE IS ONE HUNDRED TEN MILLION (110,000,00), ONE HUNDRED MILLION (100,000,000) OF WHICH WILL BE SHARES OF COMMON STOCK, HAVING A PAR VALUE OF $0.001 AND TEN MILLION (10,000,000) OF WHICH WILL BE SHARES OF PREFERRED STOCK, HAVING A PAR VALUE OF $0.001 PER SHARE.

                  PREFERRED STOCK MAY BE ISSUED IN ONE OR MORE SERIES AS MAY BE DETERMINED FROM TIME TO TIME BY THE BOARD OF DIRECTORS. ALL SHARES OF ANY ONE SERIES OF PREFERRED STOCK WILL BE IDENTICAL EXCEPT AS TO THE DATES OF ISSUE AND THE DATES FROM WHICH DIVIDENDS ON SHARES OF THE SERIES ISSUED ON DIFFERENT DATES WILL CUMULATE, IF CUMULATIVE. AUTHORITY IS HEREBY EXPRESSLY GRANTED TO THE BOARD OF DIRECTORS TO AUTHORIZE THE ISSUANCE OF ONE OR MORE SERIES OF PREFERRED STOCK, AND TO FIX BY RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUE OF EACH SUCH SERIES THE VOTING POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, REDEMPTION, CONVERSION, EXCHANGE OR OTHER SPECIAL RIGHTS, QUALIFICATIONS, LIMITATIONS OR RESTRICTION OF SUCH SERIES, AND THE NUMBER OF SHARES IN EACH SERIES, TO THE FULL EXTENT NOW OR HEREAFTER PERMITTED BY LAW."

         FIFTH: This Certificate of Amendment shall be effective when filed with the Secretary of State for the State of Delaware.

         IN WITNESS WHEREOF, EDT Learning, Inc. has caused this Certificate of Amendment of the Restated Certificate of Incorporation to be executed by James
M. Powers, Jr. its President and Chief Executive Officer, on
_____________________, 2004.

                                       EDT Learning, Inc.


                                       By: /s/ James M. Powers, Jr.
                                           -------------------------------------
                                           James M. Powers, Jr.,
                                           President and Chief Executive Officer